UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SGA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

On May 22, 2024, Saga Communications, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors has declared a quarterly cash dividend of $0.25 per share on its Class A Common Stock to be paid on June 28, 2024, to shareholders of record on June 3, 2024, as set forth in the press release included as Exhibit 99.1 hereto.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated May 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.

Dated: May 22, 2024	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and Chief
Financial Officer